Goldman Sachs Equity Portfolios
                           Goldman Sachs Trust

                          Class A and B Shares

     Supplement dated March 3, 1997 to the Prospectus of
     Goldman Sachs Equity Portfolios dated May 1, 1996, as revised December 1, 1996, and to the Prospectus of Goldman Sachs Trust dated February 27, 1997.


The following supplements the information appearing under the section "Offering Price -- Class A Shares":

     An additional commission equal to 0.50% of the amount invested in Class A shares of a Fund (except the Adjustable Rate Government
Fund) will be paid to Authorized Dealers during the period March 3, 1997 through May 31, 1997, if such purchase is at net asset value without the payment of any sales charge because it is attributable to redemption proceeds from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates in conformity with the requirements set forth in applicable prospectus described above.